Discontinued Operations and Related ZimVie Matters	12 Months Ended
Dec. 31, 2023
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations and Related ZimVie Matters
3.
Discontinued Operations and Related ZimVie Matters

On March 1, 2022, we completed the previously announced separation of our spine and dental businesses through the distribution of 80.3% of the outstanding shares of common stock of ZimVie to our stockholders at the close of business on February 15, 2022 (the “Record Date”). The distribution was made in the amount of one share of ZimVie common stock for every ten shares of our common stock owned by our stockholders at the close of business on the Record Date. Fractional shares of ZimVie common stock were not issued but instead were aggregated and sold in the open market with the proceeds being distributed pro rata in lieu of such fractional shares.

In the fourth quarter of 2021, ZimVie entered into a credit agreement with a financial institution providing for revolving loans of up to $175.0 million and term loan borrowings of up to $595.0 million. On February 28, 2022, prior to separation, ZimVie borrowed the entire $595.0 million available under the term loan. Approximately $540.6 million of this amount was paid by ZimVie to Zimmer Biomet in the form of a dividend at separation which is included in our cash flows from financing activities in the consolidated statements of cash flows. We used proceeds from the dividend, along with cash on hand and proceeds from a draw on our revolving credit facility, to repay senior notes due in 2022 which had an outstanding principal balance of $750.0 million.

In connection with the spinoff, we entered into definitive agreements with ZimVie that, among other things, set forth the terms and conditions of the separation and distribution. These agreements include a Transition Services Agreement (the “TSA”), a Transition Manufacturing and Supply Agreement (the “TMA”), a Reverse Transition Manufacturing and Supply Agreement (the “Reverse TMA”), and various other agreements each dated as of March 1, 2022.

Pursuant to the TSA, both we and ZimVie agree to provide certain services to each other, on an interim, transitional basis from and after the separation and the distribution. The services include certain regulatory services, commercial services, operational services, tax services, clinical affairs services, information technology services, finance and accounting services and human resource and employee benefits services. The remuneration to be paid for such services is generally intended to allow the company providing the services to recover all of its costs and expenses of providing such services. The TSA will terminate on the expiration of the term of the last service provided thereunder, which will generally be no later than March 31, 2025. Most TSA services were completed as of December 31, 2023.

Pursuant to the TMA and the Reverse TMA, Zimmer Biomet or ZimVie, as the case may be, will manufacture or cause to be manufactured certain products for the other party, on an interim, transitional basis. Pursuant to such agreements, Zimmer Biomet or ZimVie, as the case may be, will be required to purchase certain minimum amounts of products from the other party. Each of the TMA and the Reverse TMA has a two-year term, with a one-year extension possible upon mutual agreement of the parties.

We recognize any gains or losses from the TSA and TMA agreements in Acquisition, integration, divestiture and related expense in our consolidated statements of earnings. Amounts included in the consolidated statements of earnings related to these agreements for the years ended December 31, 2023, 2022 and 2021 were immaterial.

We initially retained approximately 5.1 million common shares of ZimVie, representing approximately 19.7 percent of ZimVie's outstanding common shares on the separation date. Given our inability to exert significant influence over ZimVie, we recognized this investment at fair value in prepaid expenses and other current assets on our consolidated balance sheet. We disposed of these shares in February 2023. Changes to the fair value of the investment are recognized in non-operating other (expense) income, net. In the years ended December 31, 2023 and 2022, we recognized a gain of $2.5 and a loss of $116.6 million, respectively, related to our investment in ZimVie.

On August 31, 2022, we borrowed an aggregate principal amount of $83.0 million under a short-term credit agreement (the “Short-Term Term Loan”) with a third-party financial institution, the proceeds of which were used to repay certain of our existing indebtedness. On September 1, 2022, we entered into a forward exchange agreement and pledge agreement (collectively the “Forward Exchange Agreement”) with the same financial institution to deliver to them our 5.1 million shares of ZimVie common stock in the first quarter of 2023. We pledged our 5.1 million shares of ZimVie common stock to the financial institution as collateral for our obligations under the Short-Term Term Loan and the Forward Exchange Agreement.

In February 2023, we repaid in full the Short-Term Term Loan by transferring our ZimVie common shares to the financial institution counterparty to settle the Forward Exchange Agreement and by paying $33.9 million in cash, representing an amount determined by the difference between the average daily volume-weighted average price of the ZimVie shares over the outstanding term of the Forward Exchange Agreement and the principal amount of $83.0 million. The transfer of our ZimVie common shares as part of the settlement resulted in a $49.1 million noncash financing activity for the year ended December 31, 2023.

The Forward Exchange Agreement was accounted for at fair value, with changes in fair value recognized in non-operating other (expense) income, net and was included in the net gain related to our investment in ZimVie for the year ended December 31, 2023, as discussed above. The most significant input into the valuation of the Forward Exchange Agreement was the price of ZimVie shares. The fair value of the Forward Exchange Agreement as of

December 31, 2022 was $1.1 million and was included within prepaid expenses and other current assets on our consolidated balance sheet. For the year ended December 31, 2022, an unrealized gain of $1.1 million related to the change in fair value of the Forward Exchange Agreement was recorded in non-operating other (expense) income, net in our consolidated statements of earnings.

As discussed in Note 1, the results of our spine and dental businesses have been reflected as discontinued operations through the date of the spinoff in the prior years presented. Details of earnings (loss) from discontinued operations included in our consolidated statements of earnings are as follows (in millions):

	For the Years Ended
	December 31,
	2022	2021
Net Sales	$147.8	$1,008.8
Cost of products sold, excluding intangible asset amortization	53.5	380.6
Intangible asset amortization	14.0	86.2
Research and development	10.5	61.3
Selling, general and administrative	89.4	480.5
Restructuring and other cost reduction initiatives	0.4	3.3
Quality remediation	-	0.2
Acquisition, integration, divestiture and related	40.9	76.8
Other expense, net	0.3	0.5
Loss from discontinued operations before income taxes	(61.2)	(80.6)
Benefit for income taxes from discontinued operations	(2.4)	(37.2)
Loss from discontinued operations, net of tax	$(58.8)	$(43.4)